Income Taxes	12 Months Ended
Dec. 31, 2019
Disclosure Of Income Taxes [Abstract]
Income Taxes
INCOME TAXES

Details of income tax expense were as follows:

	Year Ended December 31,
In thousands of U.S. Dollars	2019	2018
Current income tax expense	62,498	19,813
Current income tax recovery - provision adjustment	(8,057)	(2,155)
Deferred income tax recovery relating to the origination and reversal of temporary differences	(52,124)	(17,971)
Deferred income tax recovery - provision adjustment	(2,514)	(675)
Income tax recovery	(197)	(988)

The Corporation’s applicable Canadian statutory tax rate is equal to the Federal and Provincial combined tax rate for the period applicable in the jurisdiction within Canada where the Corporation’s head office is registered (i.e., Ontario). The Corporation’s primary operations were previously in the Isle of Man and Malta and, subsequent to the Australian Acquisitions and SBG Acquisition, are now also in Australia and the United Kingdom. Income taxes reported differ from the amount computed by applying the Canadian statutory rates to earnings before income taxes primarily due to differences in statutory rates across the countries where the Corporation operates and where the Corporation is incorporated, among other factors. The reconciliation is as follows:

	Year Ended December 31,
In thousands of U.S. Dollars	2019	2018
Net earnings (loss) before income taxes	61,665	(109,894)
Canadian statutory tax rate	26.5%	26.5%
Income taxes at Canadian statutory tax rate	16,341	(29,122)
Differences in effective income tax rates in foreign jurisdictions	(53,223)	(97,919)
Non-taxable income	(12,881)	(9,030)
Non-deductible expenses	31,673	34,815
Deferred tax assets not recognized	28,464	103,098
Provision adjustment	(10,571)	(2,830)
Income tax recovery	(197)	(988)

The Corporation’s effective income tax rate for the year ended December 31, 2019, was (0.3)% (December 31, 2018 – 0.9%). The Corporation’s income tax recovery for the current year ended December 31, 2019 includes an income tax recovery of $47.5 million (December 31, 2018 - $27.3 million) in relation to the deferred tax credit associated with the amortization expense of acquired intangible assets from the Australian Acquisitions and the SBG Acquisition. Additionally, the year ended December 31, 2019 includes an income tax expense of $26.1 million, which relates to the tax effect of foreign exchange gains with respect to the Corporation’s hedging activities. However, the Corporation recognized a corresponding tax recovery of $26.1 million in relation to the same in the foreign currency translation reserve within other comprehensive income such that there is no overall impact on the consolidated statement of financial position.

In addition to the impacts described above, the Corporation’s income taxes for the year ended December 31, 2019 were impacted by the mix of taxable earnings among and across geographies, with an increase in taxable earnings following the Acquisitions in geographies with higher statutory corporate tax rates. The effective tax rate was also impacted by the recognition of a net deferred tax liability as a result of the transfer of customer intangible rights from the Isle of Man to Malta in connection with an internal corporate restructuring and an Australian business continuity tax law change during 2019.

During the year ended December 31, 2017, the Corporation received notification of a proposed tax assessment from the Canadian tax authorities relating to transfer pricing. The proposed assessment covered periods prior to the acquisition of Stars Interactive Group in 2014, covering the 2003 to 2007 tax years. For the year ended December 31, 2017 the Corporation recorded a tax provision based on the proposed assessments for both Federal and Provincial tax of $26.5 million including interest. During the year ended December 31, 2018 the Corporation received the Federal and Provincial tax assessments and submitted an objection to the relevant authorities regarding the same. During the year ended December 31, 2019 the provision was reduced to $25.8 million resulting from adjustments for interest, foreign exchange movements and a pre-payment made in relation to the provincial assessment. The Corporation intends to vigorously defend its position against the assessments.

The $10.6 million recovery (2018 – $2.8 million recovery) in respect of the prior year provision adjustments represents the settlement of historic tax liabilities and the release of part of the provision for uncertain tax liabilities as a result of new information received during the periods, respectively.
Deferred Tax

Recognized deferred tax assets and liabilities

Significant components of the Corporation’s deferred income tax asset balance at December 31, 2019 and 2018 are as follows:

In thousands of U.S. Dollars	Property & Equipment	Intangibles	Tax Losses	Other	Total *
At January 1, 2018	148	—	174	4,484	4,806
Credited (charged) to net earnings	41	—	1,051	(1,008)	84
Credited to other comprehensive income	—	—	—	53	53
Charged directly to equity - share-based payment transactions	—	—	—	(359)	(359)
Acquisition of subsidiary	1,016	—	—	9,921	10,937
Foreign exchange on translation	(61)	—	(34)	(1,177)	(1,272)
At December 31, 2018	1,144	—	1,191	11,914	14,249
Opening adjustment	35	—	(5)	167	197
At January 1, 2019	1,179	—	1,186	12,081	14,446
Credited to net earnings	501	5,332	6,682	20,985	33,500
Charged to other comprehensive income	—	—	—	(166)	(166)
Foreign exchange on translation	56	62	29	(36)	111
At December 31, 2019	1,736	5,394	7,897	32,864	47,891

Significant components of the Corporation’s deferred income tax liability balance at December 31, 2019 and 2018 are as follows:

In thousands of U.S. Dollars	Property & Equipment	Intangibles	Tax Losses	Other	Total *
At January 1, 2018	(45)	(16,130)	—	—	(16,175)
(Charged) credited to net earnings	(82)	15,525	—	(513)	14,930
Acquisition of subsidiary	—	(620,796)	—	(465)	(621,261)
Foreign exchange on translation	6	29,278	—	51	29,335
At December 31, 2018	(121)	(592,123)	—	(927)	(593,171)
Opening adjustment	(9)	(131)	—	(57)	(197)
At January 1, 2019	(130)	(592,254)	—	(984)	(593,368)
(Charged) credited to net earnings	(1,948)	23,802	—	(715)	21,139
Foreign exchange on translation	(10)	(16,959)	—	322	(16,647)
At December 31, 2019	(2,088)	(585,411)	—	(1,377)	(588,876)

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* Deferred taxes by category above are presented on a gross basis. The statements of financial position present deferred taxes net for amounts included within the same jurisdiction.

Unrecognized deferred tax assets

Deferred tax assets have not been recognized in respect of the items shown below. The amounts shown are the gross temporary differences and to calculate the potential deferred asset it is necessary to multiply the amounts by the tax rates in each case.

	As at December 31,
In thousands of U.S. Dollars	2019	2018
Tax losses	1,843,670	1,619,702
Other temporary differences	95,813	82,814
Total deferred tax asset unrecognized	1,939,483	1,702,516

Deferred tax assets have not been recognized in respect of these items because it is not probable that future taxable profits will be available in these jurisdictions against which the Corporation can utilize the benefit from them.

Included in tax losses not recognized as at December 31, 2019 are Canadian non-capital tax losses of $190.3 million (December 31, 2018 - $129.2 million) that may be applied against earnings for up to 20 years from the end of the year the losses were generated and the first year of expiry is 2034 for $14.6 million of the carried forward tax losses. Tax losses also include foreign subsidiary non-capital losses of $1.65 billion (December 31, 2018 - $1.49 billion) that may be applied against future years. The majority of these losses of $1.56 billion (December 31, 2018 - $1.44 billion) can be carried forward for up to 9 years from the end of the year the tax losses were generated and the first year of expiry is 2023 for $393.0 million of the carried forward tax losses.

As a result of exemptions from taxation (corporate tax and withholding tax) applicable to dividends from subsidiaries, there are no significant taxable temporary differences associated with investments in subsidiaries, branches, associates and interests in joint arrangements and no material deferred tax liability arises on unremitted earnings totaling $4.85 billion (December 31, 2018 - $1.87 billion). Unremitted earnings as at December 31, 2019 includes a reclassification of equity to distributable earnings as a result of an internal reorganization undertaken during the year.